                                                                    Exhibit 10K

                           Exhibit (10)(k)* to Report
                             on Form 10-K for Fiscal
                            Year Ended June 30, 1999
                         by Parker-Hannifin Corporation











                Parker-Hannifin Corporation 2000 Target Incentive
                             Bonus Plan Description











            *Numbered in accordance with Item 601 of Regulation S-K.

          PARKER-HANNIFIN CORPORATION 2000 TARGET INCENTIVE BONUS PLAN

A. Payments earned under the Bonus Plan depend upon the Company's performance against a pre-tax return on average assets (ROAA) schedule which is based upon the Fiscal Year 2000 operating plan.

B. The payout under the Plan ranges from 15% to 150% of each participant's target award, with 100% payout set at achievement of fiscal year 2000 planned ROAA.

C. Any payout pursuant to the Plan that will result in the exceedance of the $1 million cap on the tax deductibility of executive compensation will be deferred until such time in the earliest subsequent fiscal year that such cap will not be exceeded.

D. Participants: All of the executive officers of the Company, plus Group Presidents who are not executive officers.

E.       Fiscal year 2000 Planned ROAA:  13.7%


              ROAA Payout Schedule
              --------------------
         FY00                       Percentage of Target
         ROAA                           Award Paid*
         ----                       --------------------
less than 3.4%                                 0%
          3.4%                                30%
          5.0%                                40%
          6.5%                                50%
          8.0%                                60%
          9.5%                                70%
         10.1%                                74%
         10.9%                                80%
         12.3%                                90%
         13.7%                               100%
         14.4%                               113%
         15.2%                               125%
         15.9%                               138%
         16.7%                               150%

         * Fiscal year 2000 ROAA less than 10.1% will reduce the amount paid by 50%.


F.       ROAA will not include the impact of:

         1.  Environmental costs in excess of planned amounts

         2.  Acquisitions/divestitures

         3.  Currency gains or losses